                                                                   Exhibit 4.2.1
No. A-1
                                                                    $500,000,000
                                                                 CUSIP 459506AA9

                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                              6.45% Notes Due 2006



UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK 10004, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING

MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE ORIGINAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.11(c) OF THE ORIGINAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.08 OF THE ORIGINAL INDENTURE AND (IV) EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE ORIGINAL INDENTURE, THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                  INTERNATIONAL FLAVORS & FRAGRANCES INC., a corporation duly organized and validly existing under the laws of the State of New York (the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to Cede & Co., or registered assigns, the principal sum of 500,000,000 Dollars (subject to adjustment as set forth in the next paragraph hereof) on May 15, 2006, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Restricted Global Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 15 and November 15 of each year, commencing November 15, 2001, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Restricted Global Note, or unless no interest has been paid or duly provided for on the Notes, in which case from May 7, 2001, until payment of said principal sum has been made or duly provided for. The interest so payable on any May 15 or November 15 will be paid to the person in whose name this Restricted Global Note is registered at the close of business on the record date, which shall be the April 1 or October 1 (whether or not a Business Day) next preceding such May 15 or November 15, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture. So long as this Restricted Global Note is a Global Security, then, notwithstanding the immediate preceding sentence, each such payment will be made in accordance with the procedures of the Depositary as then in effect.

                  The aggregate principal amount of this Restricted Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or Unrestricted Notes or exchanges of interests in the Regulation S Global Note or Unrestricted Notes for a part of this Restricted Global Note or redemptions or repurchases of a part of this Restricted Global Note or cancellations of a part of this Restricted Global Note or transfers of interests in the Regulation S Global Note or Unrestricted Notes in return for a part of this Restricted Global Note or transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or Unrestricted Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Redemptions, Repurchases, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Restricted Global Note to the contrary, (i) exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or Unrestricted Notes, (ii) exchanges of interests in the Regulation S Global Note or Unrestricted Notes for a part of this Restricted Global Note, (iii) redemptions or repurchases of a part of this Restricted Global Note, (iv) cancellations of a part of this Restricted Global Note, (v) transfers of interests in the Regulation S Global Note or Unrestricted Notes in return for a part of this Restricted Global Note and (vi) transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or Unrestricted Notes may be effected without the surrendering of this Restricted Global Note, provided that appropriate notations on the Schedule of Exchanges, Redemptions, Repurchases, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Restricted Global Note resulting therefrom or as a consequence thereof.

                  Reference is made to the further provisions of this Restricted Global Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Restricted Global Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State, without regard to conflicts of laws principles thereof.

                  This Restricted Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                              6.45% Notes Due 2006


                  This Security is one of a duly authorized issue of Securities of the Company, designated as its 6.45% Notes due 2006 (herein called the "Notes," which expression includes any further notes issued pursuant to Section
2.7 of the Supplemental Indenture (as hereinafter defined) and forming a single series therewith), issued and to be issued under an indenture, dated as of May 1, 2001 (herein called the "Original Indenture"), as supplemented by a supplemental indenture, dated as of May 7, 2001 (the "Supplemental Indenture," and together with the Original Indenture, the "Indenture"), between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto relevant to the Notes reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized hereon and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall
(i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that, prior to any declaration acceler-ating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes or a default in respect of a covenant or provision of the Indenture that under Article IX thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                  The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

                  The Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed on the Redemption Date and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Treasury Rate, plus 25 basis points, as determined by the Reference Treasury Dealers, plus (B) in each case, accrued and unpaid interest on the Notes to the redemption date; provided that if the date fixed for redemption is on a date or after the record date and on or before the next following interest payment date, then the interest payable on such date shall be paid to the holder of record on the next preceding May 15 or November 15, respectively.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

                  No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or Governmental Obligations for the payment of principal of, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.

                  Pursuant to the Registration Rights Agreement by and among the Company and the Initial Purchasers, the Company is obligated to consummate an exchange offer pursuant to the which the Holder of this Note shall, subject to the conditions set forth in the Registration Rights Agreement, have the right to exchange this Note for an Exchange Note, which has been registered under the Securities Act of 1933, as amended, in like principal amount and having identical terms as the Notes (other than as set forth in this paragraph). The Holders of Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription of the face of this Restricted Global Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common                          UNIF GIFT MIN ACT -
TEN ENT -         as tenants by the entireties                  ________________ Custodian
JT TEN -          as joint tenants with right of                         (Cust)
                  survivorship and not as tenants in            ________________ under
                  common                                                 (Minor)
                                                                Uniform Gifts to
                                                                Minors Act ___________________
                                                                                (State)

                      Additional abbreviations may also be
                       used though not in the above list.

                  For value received _______________hereby sell(s), assign(s) and transfer(s) unto _________(please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the within Note occurring prior to the second anniversary of the date of original issuance of such Note, the undersigned confirms that such Note is being transferred:

         |_| To International Flavors & Fragrances Inc. or a subsidiary thereof; or

         |_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         |_| Pursuant to a Registration Statement that has been declared effective under the Securities Act; or

         |_| Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

                  Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Notes if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

                  In addition, if the transferee is a purchaser who is not a U.S. person, the holder must furnish to the Trustee certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

Dated:___________________________________


_________________________________________


_________________________________________

Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.




________________________________________
Signature Guarantee

                 SCHEDULE OF EXCHANGES, REDEMPTIONS, REPURCHASES
                           CANCELLATIONS AND TRANSFERS

                  The initial principal amount of this Restricted Global Note is U.S. $500,000,000. The following additions to principal, redemptions, repurchases, exchanges of a part of this Restricted Global Note for an interest in the Regulation S Global Note or Unrestricted Notes have been made:

===================================================================================================================================
                                                               Principal
                                                                 Amount
                                                               Redeemed,                  Remaining
          Date of            Principal Amount Added on        Repurchased,                Principal
        Addition to           Exchange of Interest in        Exchanged for                 Amount                    Notation
        Principal,            the Regulation S Global         Interest in                Outstanding                Made by or
        Redemption,            Note or Unrestricted               the                     Following                on behalf of
        Repurchase                     Notes                  Regulation S                  such                   the Trustee
        or Exchange                                           Global Note                Transaction
                                                            or Unrestricted
                                                                 Notes
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

No. B-1                                                                      $0
                                                                CUSIP U45950AA7


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                              6.45% Notes Due 2006

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK 10004, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSONS UNLESS THIS SECURITY HAS BEEN REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.

THIS SECURITY MAY NOT LAWFULLY BE OFFERED OR SOLD TO PERSONS IN THE UNITED KINGDOM EXCEPT IN CIRCUMSTANCES WHICH DO NOT RESULT IN AN OFFER TO THE PUBLIC IN THE UNITED KINGDOM WITHIN THE MEANING OF THE PUBLIC OFFERS OF SECURITIES REGULATIONS 1995 (THE "REGULATION S") AND WHICH ARE OTHERWISE IN COMPLIANCE WITH ALL APPLICABLE PROVISIONS OF THE REGULATIONS.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE ORIGINAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.11(c) OF THE ORIGINAL IN-

DENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.08 OF THE ORIGINAL INDENTURE AND (IV) EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE ORIGINAL INDENTURE, THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                  INTERNATIONAL FLAVORS & FRAGRANCES INC., a corporation duly organized and validly existing under the laws of the State of New York (the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Zero Dollars (subject to adjustment as set forth in the next paragraph hereof) on May 15, 2006, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Regulation S Global Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 15 and November 15 of each year, commencing November 15, 2001, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Regulation S Global Note, or unless no interest has been paid or duly provided for on the Notes, in which case from May 7, 2001, until payment of said principal sum has been made or duly provided for. The interest so payable on any May 15 or Novmeber 15 will be paid to the person in whose name this Regulation S Global
Note is registered at the close of business on the record date, which shall be the April 1 or October 1 (whether or not a Business Day) next preceding such May 15 or November 15, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture. So long as this Regulation S Global Note is a Global Security, then, notwithstanding the immediate preceding sentence, each such payment will be made in accordance with the procedures of the Depositary as then in effect.

                  The aggregate principal amount of this Regulation S Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Regulation S Global Note for interests in the Restricted Global Note or Unrestricted Notes or exchanges of interests in the Restricted Global Note or Unrestricted Notes for a part of this Regulation S Global Note or redemptions or repurchases of a part of this Regulation S Global Note or cancellations of a part of this Regulation S Global Note or transfers of interests in the Restricted Global Note or Unrestricted Notes in return for a part of this Regulation S Global Note or transfers of a part of this Regulation S Global Note effected by delivery of interests in the Restricted Global Note or Unrestricted Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Redemptions, Repurchases, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Regulation S Global Note to the contrary, (i) exchanges of a part of this Regulation S Global Note for interests in the Restricted Global Note or Unrestricted Notes, (ii) exchanges of interests in the Restricted Global Note or Unrestricted Notes for a part of this Regulation S Global Note, (iii) redemptions or repurchases of a part of this Regulation S Global Note, (iv) cancellations of a part of this Regulation S Global Note, (v) transfers of interests in the Restricted Global Note or Unrestricted Notes in return for a part of this Regulation S Global Note and
(vi) transfers of a part of this Regulation S Global Note effected by delivery of interests in the Restricted Global Note or Unrestricted Notes may be effected without the surrendering of this Regulation S Global Note, provided that appropriate notations on the Schedule of Exchanges, Redemptions, Repurchases, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Regulation S Global Note resulting therefrom or as a consequence thereof.

                  Reference is made to the further provisions of this Regulation S Global Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Regulation S Global Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State, without regard to conflicts of laws principles thereof.

                  This Regulation S Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                              6.45% Notes Due 2006


                  This Security is one of a duly authorized issue of Securities of the Company, designated as its 6.45% Notes due 2006 (herein called the "Notes," which expression includes any further notes issued pursuant to Section
2.7 of the Supplemental Indenture (as hereinafter defined) and forming a single series therewith), issued and to be issued under an indenture, dated as of May 1, 2001 (herein called the "Original Indenture"), as supplemented by a supplemental indenture, dated as of May 7, 2001 (the "Supplemental Indenture," and together with the Original Indenture, the "Indenture"), between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto relevant to the Notes reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized hereon and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall
(i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the

Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes or a default in respect of a covenant or provision of the Indenture that under Article IX thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                  The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

                  The Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed on the Redemption Date and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Treasury Rate, plus 25 basis points, as determined by the Reference Treasury Dealers, plus (B) in each case, accrued and unpaid interest on the Notes to the redemption date; provided that if the date fixed for redemption is on a date or after the record date and on or before the next following interest payment date, then the interest payable on such date shall be paid to the holder of record on the next preceding May 15 or November 15, respectively.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

                  No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or Governmental Obligations for the payment of principal of, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.

                  Pursuant to the Registration Rights Agreement by and among the Company and the Initial Purchasers, the Company is obligated to consummate an exchange offer pursuant to the which the Holder of this Note shall, subject to the conditions set forth in the Registration Rights Agreement, have the right to exchange this Note for an Exchange Note, which has been registered under the Securities Act of 1933, as amended, in like principal amount and having identical terms as the Notes (other than as set forth in this paragraph). The Holders of Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription of the face of this Restricted Global Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common                          UNIF GIFT MIN ACT -
TEN ENT -         as tenants by the entireties                  ________________ Custodian
JT TEN -          as joint tenants with right of                         (Cust)
                  survivorship and not as tenants in            ________________ under
                  common                                                 (Minor)
                                                                Uniform Gifts to
                                                                Minors Act ___________________
                                                                                 (State)

                      Additional abbreviations may also be
                       used though not in the above list.

                  For value received _______________hereby sell(s), assign(s) and transfer(s) unto _________(please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the within Note occurring prior to the second anniversary of the date of original issuance of such Note, the undersigned confirms that such Note is being transferred:

         |_| To International Flavors & Fragrances Inc. or a subsidiary thereof; or

         |_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         |_| Pursuant to a Registration Statement that has been declared effective under the Securities Act;

         |_| Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

                  Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Notes if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

                  In addition, if the transferee is a purchaser who is not a U.S. person, the holder must furnish to the Trustee certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

Dated:____________________________________


__________________________________________

__________________________________________


Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.


__________________________________________
 Signature Guarantee

                SCHEDULE OF EXCHANGES, REDEMPTIONS, REPURCHASES,
                           CANCELLATIONS AND TRANSFERS

                  The initial principal amount of this Regulation S Global Note is U.S.$ 0. The following additions to principal, redemptions, repurchases, exchanges of a part of this Regulation S Global Note for an interest in the Restricted Global Note or Unrestricted Notes have been made:


==================================================================================================================================
                                                               Principal
                                    Principal                    Amount
                                   Amount Added                Redeemed,                  Remaining
          Date of                       on                    Repurchased,                Principal
        Addition to                 Exchange of              Exchanged for                 Amount                  Notation
        Principal,                  Interest in               Interest in                Outstanding              Made by or
        Redemption,                     the                       the                     Following              on behalf of
        Repurchase                  Restricted                 Restricted                   such                 the Trustee
        or Exchange                 Global Note               Global Note                Transaction
                                  or Unrestricted          or Unrestricted
                                       Note                      Notes
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


==================================================================================================================================

No. A-2
                                                                    $200,000,000
                                                                 CUSIP 459506AA9

                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                              6.45% Notes Due 2006



UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK 10004, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING

MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE ORIGINAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.11(c) OF THE ORIGINAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.08 OF THE ORIGINAL INDENTURE AND (IV) EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE ORIGINAL INDENTURE, THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                  INTERNATIONAL FLAVORS & FRAGRANCES INC., a corporation duly organized and validly existing under the laws of the State of New York (the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to Cede & Co., or registered assigns, the principal sum of 200,000,000 Dollars (subject to adjustment as set forth in the next paragraph hereof) on May 15, 2006, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Restricted Global Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 15 and November 15 of each year, commencing November 15, 2001, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Restricted Global Note, or unless no interest has been paid or duly provided for on the Notes, in which case from May 7, 2001, until payment of said principal sum has been made or duly provided for. The interest so payable on any May 15 or November 15 will be paid to the person in whose name this Restricted Global Note is registered at the close of business on the record date, which shall be the April 1 or October 1 (whether or not a Business Day) next preceding such May 15 or November 15, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture. So long as this Restricted Global Note is a Global Security, then, notwithstanding the immediate preceding sentence, each such payment will be made in accordance with the procedures of the Depositary as then in effect.

                  The aggregate principal amount of this Restricted Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or Unrestricted Notes or exchanges of interests in the Regulation S Global Note or Unrestricted Notes for a part of this Restricted Global Note or redemptions or repurchases of a part of this Restricted Global Note or cancellations of a part of this Restricted Global Note or transfers of interests in the Regulation S Global Note or Unrestricted Notes in return for a part of this Restricted Global Note or transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or Unrestricted Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Redemptions, Repurchases, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Restricted Global Note to the contrary, (i) exchanges of a part of this Restricted Global Note for interests in the Regulation S Global Note or Unrestricted Notes, (ii) exchanges of interests in the Regulation S Global Note or Unrestricted Notes for a part of this Restricted Global Note, (iii) redemptions or repurchases of a part of this Restricted Global Note, (iv) cancellations of a part of this Restricted Global Note, (v) transfers of interests in the Regulation S Global Note or Unrestricted Notes in return for a part of this Restricted Global Note and (vi) transfers of a part of this Restricted Global Note effected by delivery of interests in the Regulation S Global Note or Unrestricted Notes may be effected without the surrendering of this Restricted Global Note, provided that appropriate notations on the Schedule of Exchanges, Redemptions, Repurchases, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Restricted Global Note resulting therefrom or as a consequence thereof.

                  Reference is made to the further provisions of this Restricted Global Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Restricted Global Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State, without regard to conflicts of laws principles thereof.

This Restricted Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                              6.45% Notes Due 2006


                  This Security is one of a duly authorized issue of Securities of the Company, designated as its 6.45% Notes due 2006 (herein called the "Notes," which expression includes any further notes issued pursuant to Section
2.7 of the Supplemental Indenture (as hereinafter defined) and forming a single series therewith), issued and to be issued under an indenture, dated as of May 1, 2001 (herein called the "Original Indenture"), as supplemented by a supplemental indenture, dated as of May 7, 2001 (the "Supplemental Indenture," and together with the Original Indenture, the "Indenture"), between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto relevant to the Notes reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized hereon and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall
(i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes or a default in respect of a covenant or provision of the Indenture that under Article IX thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                  The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

                  The Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed on the Redemption Date and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Treasury Rate, plus 25 basis points, as determined by the Reference Treasury Dealers, plus (B) in each case, accrued and unpaid interest on the Notes to the redemption date; provided that if the date fixed for redemption is on a date or after the record date and on or before the next following interest payment date, then the interest payable on such date shall be paid to the holder of record on the next preceding May 15 or November 15, respectively.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

                  No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or Governmental Obligations for the payment of principal of, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.

                  Pursuant to the Registration Rights Agreement by and among the Company and the Initial Purchasers, the Company is obligated to consummate an exchange offer pursuant to the which the Holder of this Note shall, subject to the conditions set forth in the Registration Rights Agreement, have the right to exchange this Note for an Exchange Note, which has been registered under the Securities Act of 1933, as amended, in like principal amount and having identical terms as the Notes (other than as set forth in this paragraph). The Holders of Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription of the face of this Restricted Global Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common                          UNIF GIFT MIN ACT -
TEN ENT -         as tenants by the entireties                  ________________ Custodian
JT TEN -          as joint tenants with right of                         (Cust)
                  survivorship and not as tenants in            ________________ under
                  common                                                 (Minor)
                                                                Uniform Gifts to
                                                                Minors Act ___________________
                                                                                 (State)

                      Additional abbreviations may also be
                       used though not in the above list.

                  For value received _______________hereby sell(s), assign(s) and transfer(s) unto _________(please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the within Note occurring prior to the second anniversary of the date of original issuance of such Note, the undersigned confirms that such Note is being transferred:

         |_| To International Flavors & Fragrances Inc. or a subsidiary thereof; or

         |_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         |_| Pursuant to a Registration Statement that has been declared effective under the Securities Act; or

         |_| Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

                  Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Notes in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Notes if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

                  In addition, if the transferee is a purchaser who is not a U.S. person, the holder must furnish to the Trustee certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

Dated:___________________________________


_________________________________________


_________________________________________

Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.




_________________________________________
Signature Guarantee

                 SCHEDULE OF EXCHANGES, REDEMPTIONS, REPURCHASES
                           CANCELLATIONS AND TRANSFERS

         The initial principal amount of this Restricted Global Note is U.S. $200,000,000. The following additions to principal, redemptions, repurchases, exchanges of a part of this Restricted Global Note for an interest in the Regulation S Global Note or Unrestricted Notes have been made:

===================================================================================================================================

                                                               Principal
                                                                 Amount
                                                               Redeemed,                  Remaining
          Date of            Principal Amount Added on        Repurchased,                Principal
        Addition to           Exchange of Interest in        Exchanged for                 Amount                    Notation
        Principal,            the Regulation S Global         Interest in                Outstanding                Made by or
        Redemption,            Note or Unrestricted               the                     Following                on behalf of
        Repurchase                     Notes                  Regulation S                  such                   the Trustee
        or Exchange                                           Global Note                Transaction
                                                            or Unrestricted
                                                                 Notes
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